UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 21, 2020

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On April 21, 2020, Prosperity Bancshares, Inc. (the "Company") held its Annual Meeting of Shareholders to consider and act upon the items listed below:

1.

Kevin J. Hanigan, William T. Luedke IV, Perry Mueller, Jr. and Harrison Stafford II were elected as Class I directors to serve on the Board of Directors of the Company until the Company’s 2023 Annual Meeting of Shareholders, Bruce W. Hunt was elected as a Class II director to serve on the Board of Directors until the Company’s 2021 Annual Meeting of Shareholders, and George A. Fisk was elected as a Class III director to serve on the Board of Directors of the Company until the Company’s 2022 Annual Meeting of Shareholders, and each until their successors are duly elected and qualified, or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

	Votes For	Votes Withheld	Broker Non-Votes

Kevin J. Hanigan (Class I)	70,296,601	8,076,307	6,697,901

William T. Luedke IV (Class I)	65,675,125	12,697,782	6,697,901

Perry Mueller, Jr. (Class I)	63,569,383	14,803,524	6,697,901

Harrison Stafford II (Class I)	70,729,803	7,643,104	6,697,901

Bruce W. Hunt (Class II)	76,003,137	2,369,770	6,697,901

George A. Fisk (Class III)	77,944,308	428,600	6,697,901

The following Class II and Class III directors continued in office after the Annual Meeting: James A. Bouligny, W. R. Collier, Leah Henderson, Ned S. Holmes, Jack Lord, Robert Steelhammer, H.E. Timanus, Jr. and David Zalman.

2.	The shareholders approved the Prosperity Bancshares, Inc. 2020 Stock Incentive Plan by the votes set forth in the table below:
Votes For	Votes Against	Abstentions	Broker Non-Votes

75,734,006	2,429,865	209,036	6,697,901
3.

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

83,155,912	1,847,199	67,696	0
4.	The shareholders adopted, on a non-binding, advisory basis, a proposal approving the compensation of the Company's named executive officers by the votes set forth in the table below:
Votes For	Votes Against	Abstentions	Broker Non-Votes

75,988,622	2,045,208	339,077	6,697,901

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: April 22, 2020	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche
Executive Vice President and General Counsel